EXHIBIT 10.72

AMENDMENT AND RATIFICATION
TO PURCHASE AND SALE OF MEMBERSHIP INTERESTS AGREEMENT

THIS AMENDMENT AND RATIFICATION TO PURCHASE AND SALE OF MEMBERSHIP INTERESTS AGREEMENT (this “Amendment”) is dated as of October 29, 2014, by and among PKY SUSP, LLC, a Delaware limited liability company (“Seller”) and Banyan Street/GAP SUSP Holdings, LLC, a Delaware limited liability company (“Purchaser” and each Seller and Purchaser shall each be a “party” and collectively the “parties”).

RECITALS
A.    Seller and Purchaser entered into that certain Purchase and Sale of Membership Interests Agreement dated October 5, 2014 (the “Agreement”).
B.    Seller and Purchaser desire to amend the Agreement as more particularly set forth in this Amendment.
NOW THEREFORE, for and in consideration of the mutual agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties amend the Agreement as follows:

1.    Recitals; Defined Terms. The above recitals are true and correct and incorporated in this Amendment by reference. Capitalized terms not otherwise defined in this Amendment shall have the meanings given to them in the Agreement.

2.    Section 4.1.3. Section 4.1.3 of the Agreement shall be deleted in its entirety and replaced with the following:

“Both Purchaser and Seller shall each have: (a) one (1) right to extend the Closing Date (for any reason or no reason at all) to December 2, 2014 (the “Target Closing Date”) by providing written notice to the other party at least three (3) Business Days prior to the Scheduled Closing Date, and (b) one (1) additional right to extend the Closing Date (for any reason or no reason at all) to December 9, 2014 (the “Outside Closing Date”) by providing written notice to the other party at least four (4) Business Days prior to the Target Closing Date, provided, that, (i) if Purchaser notifies Seller of an Objectionable Title Matter within the last four (4) Business Days prior to the Target Closing Date or Outside Closing Date, as applicable, or (ii) pursuant to the SUSP I PSA, SUSP I PSA Sellers reasonably require an extension to complete the defeasance of the existing indebtedness on the Properties, Seller may exercise its right to extend the Closing Date pursuant to this Section 4.1.3 during the three Business Day period prior to the Target Closing Date or Outside Closing Date, as applicable.”

3.    Section 9.2.3. If the Closing occurs after December 5, 2014 in accordance with Section 4.1.3 of the Agreement, the reference to “sixty (60) days prior to closing” in the first sentence of Section 9.2.3 of the Agreement shall be amended to “sixty-four (64) days prior to Closing”.

4.    Closing Date. Purchaser and Seller acknowledge and agree that Purchaser has exercised its right to extend the Closing Date to the Target Closing Date and hereby waive any requirement that Purchaser provide notice thereof in accordance with the provisions of Section 15.1 of the Agreement.

5.    Effectiveness of Amendment. Upon the execution and delivery hereof, the Agreement shall be deemed to be amended and/or restated as hereinabove set forth as fully and with the same effect as if the amendments made hereby were originally set forth in the Agreement, and this Amendment and the Agreement shall henceforth respectively be read, taken and construed as one and the same instrument, but such amendments shall not operate so as to render invalid or improper any action heretofore taken under the Agreement.

6.    Miscellaneous.

(a)    The terms of Sections 15.1 to 15.9 (inclusive), 15.10 (solely as it relates to changes or modifications) and 15.11 of the Agreement shall apply to this Amendment mutatis mutandis, as applicable

(b)    Except as modified by this Amendment, all terms and conditions of the Agreement shall remain unmodified and in full force and effect

[SIGNATURES TO FOLLOW ON NEXT PAGE]

The parties hereto have executed this Amendment effective as of the date set forth above.

PURCHASER:

BANYAN STREET/GAP SUSP HOLDINGS, LLC, a Delaware limited liability company

By:      /s/ Rodolfo Prio Touzet
Name:    Rodolfo Prio Touzet
Title:    Authorized Signatory

SELLER:

PKY SUSP, LLC,
a Delaware limited liability company

By:     /s/ David R. O'Reilly
Name: David R. O'Reilly
Title: Executive Vice President and Chief Financial
Officer

By:     /s/ Jeremy R. Dorsett
Name: Jeremy R. Dorsett
Title: Executive Vice President and General
Counsel